UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pacific Avenue, Suite 1200

Tacoma, WA 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HCDI*	The Nasdaq Stock Market LLC*
8% Series A Cumulative Convertible Preferred Stock	HCDIP*	The Nasdaq Stock Market LLC*
Warrants	HCDIW*	The Nasdaq Stock Market LLC*
Warrants	HCDIZ*	The Nasdaq Stock Market LLC*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The Company’s securities are currently traded on OTC Pink Current Information (OTC PK: HCDIQ; HCDPQ; HCDWQ; HCDZQ). However, as of the date of this filing, a Form 25-NSE to remove the Company’s securities from being listed on The Nasdaq Stock Market LLC has not yet been filed with the Commission.

Item 8.01. Other Events

As previously reported, on December 11, 2023, Harbor Custom Development, Inc. and certain of its wholly owned subsidiaries (collectively, the “Company”), filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (such court, the “Bankruptcy Court” and such case, the “Case”). The Case is being jointly administered under the caption In re Harbor Custom Development, Inc., et al., Case No. 23-42180-MJH.

On February 2, 2024, the Company’s wholly owned subsidiary, Tanglewilde, LLC, also filed a Bankruptcy Petition for reorganization under Chapter 11 of the Bankruptcy Code. Tanglewilde, LLC will be added into the Company’s pending Case.

The other wholly owned subsidiaries of the Company that are already included in the Case as of the date of this Report are: Belfair Apartments, LLC; Pacific Ridge CMS, LLC; HCDI FL Condo LLC; HCDI Bridgeview LLC; HCDI Semiahmoo LLC; and Beacon Studio Farms LLC.

Additional Information on the Chapter 11 Cases

Court filings and information about the Case, including the Bankruptcy Petition, can be found at https://cases.creditorinfo.com/hcdi. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: February 8, 2024	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Interim Chief Executive Officer and Interim President